EXHIBIT 10(f)(ii)

                             FIRST AMENDMENT TO THE
                             UST CORP. PENSION PLAN

WHEREAS, The UST Corp. Pension Plan (the "Plan") was amended and restated effective July 1, 1996; and

WHEREAS, Section 17.1 of the Plan gives UST Corp. (the "Employer") the authority to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan effective January 1, 1997 to (a) improve early retirement benefits and (b) reflect former BayBank and Bank of Boston employees.

NOW, THEREFORIE, the Plan is hereby amended as follows:

1. Section 2.3 is hereby amended in its entirety to read as follows:

   "2.3 "VESTING SERVICE" means the Participant's Years of Service, excluding years prior to the Plan Year in which the Employee attained the age of 18.

For purposes of determining Vesting Service, Service shall include employment with the following entities provided the Employee was employed by an Employer on the date the entity became an Affiliated Employer:

        (a) Bank of Boston;
        (b) BayBank;
        (c) Charlesbank Trust Company;
        (d) Citibank and Trust Company;
        (e) Gloucester National Bank of Gloucester;
        (f) Homeowners Savings Bank;
        (g) Natick Trust Company;
        (h) Neponset Valley Bank; and
        (i) Valley Bank and Trust."

2. Section 2.4 is hereby amended by inserting the following at the beginning of the table:

                                      FIRST CALENDAR YEAR
         ENTITY                       FOR BENEFIT SERVICE
         ------                       -------------------

        "Bank of Boston                       1997
         BayBank                              1997"


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3. The first paragraph of Section 4.2 is hereby amended to read as follows:

   "A Participant's annual benefit under the Regular Formula is equal to the excess of (a) over (b), the result multiplied by (c), where

   (a)  is 50% of the Participant's Average Final Pay,

   (b)  is 50% of the Participant's Social Security Credit, and

   (c) is a fraction not to exceed one, whose numerator is the number of the Participant's years of Benefit Service and whose denominator is 25, provided that if the Participant has not attained age 55 on the date of determination, the denominator shall be the greater of 25 and the projected number of years of Benefit Service at his Normal Retirement Date.

4. Section 6.2 is hereby amended in its entirety to read as follows:

   "6.2 EARLY RETIREMENT BENEFIT

        The benefit payable to a Participant who retires prior to his Normal Retirement Date shall be equal to his Accrued Benefit reduced by 5/12ths of 1% for each month that benefits commence prior to his Normal Retirement Date."

5. Section 8.3 is hereby amended by replacing the last sentence with the following:

   "In such event the benefit payable shall be his Accrued Benefit reduced for early commencement in accordance with Section 6.2. "

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly elected officer this 18th day of February, 1997.

                                                  UST CORP.


                                                  By: /s/ Eric R. Fischer
                                                      -------------------

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